SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2014

RLJ LODGING TRUST

(Exact name of registrant as specified in its charter)

Maryland	001-35169	27-4706509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3 Bethesda Metro Center Suite 1000 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

(301) 280-7777
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                Entry into a Material Definitive Agreement.

On February 5, 2014, RLJ Lodging Trust (the “Company”), through one of its subsidiaries, entered into a purchase and sale agreement (the “Purchase Agreement”) to acquire a portfolio of ten hotels containing an aggregate of 1,560 guestrooms (the “Hyatt Portfolio”) from certain affiliates of Hyatt Hotels Corporation (“Hyatt”) for a purchase price of $312.5 million, subject to closing prorations and adjustments.

The following table provides certain information regarding the ten hotels in the Hyatt Portfolio:

Hotel	Location	Number of Rooms
Hyatt House Cypress/Anaheim	Cypress, California	142
Hyatt House Emeryville/San Francisco Bay Area	Emeryville, California	234
Hyatt House San Jose/Silicon Valley	San Jose, California	164
Hyatt House San Ramon	San Ramon, California	142
Hyatt House San Diego/Sorrento Mesa	San Diego, California	193
Hyatt House Santa Clara	Santa Clara, California	150
Hyatt Place Fremont/Silicon Valley	Fremont, California	151
Hyatt House Charlotte/ Center City	Charlotte, North Carolina	163
Hyatt Market Street, The Woodlands	Woodlands, Texas	70
Hyatt Place Madison/Downtown	Madison, Wisconsin	151
	Total	1,560

The Company has made a $10 million initial deposit that is non-refundable except in the case of an uncured default under the Purchase Agreement by the sellers.  At closing, the entire deposit will be credited toward the aggregate purchase price.

The Company expects to complete the acquisition of the Hyatt Portfolio in March 2014.  The Company expects to fund the acquisition of the Hyatt Portfolio through a combination of various financial resources available for use, including, but not limited to, cash on hand, its undrawn revolving credit facility, and debt financing.  The completion of the acquisition is subject to customary closing conditions, but is not subject to a financing or due diligence condition or the receipt of third party consents.  No assurance can be given that such customary closing conditions will be fulfilled or that the Company will complete the acquisition on the anticipated schedule or at all.  The Company intends to enter into new management agreements with an affiliate of Hyatt to operate the hotels.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.  The Purchase Agreement provides information regarding its terms only.  It is not intended to provide any other factual information about the Hyatt Portfolio or the Company.  The Purchase Agreement contains representations and warranties of the parties thereto made to and solely for the benefit of each other.  Moreover, certain representations and warranties in the Purchase Agreement were used for the purpose of allocating risk rather than establishing matters of fact.  Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts.

Item 7.01.                Regulation FD Disclosure.

On February 6, 2014, the Company issued a press release announcing the execution of the Purchase Agreement.  A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission (the “SEC”) for the purposes of Section 18 of the Securities Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing made by the Company under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements that are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act.  These forward-looking statements relate to, among other things, the Company’s pending acquisition and generally are identified by the use of the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “plan,” “may,” “will,” “will continue,” “intend,” “should,” “may” or similar expressions.  Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, beliefs and expectations, such forward-looking statements are not predictions of future events or guarantees of future performance and the Company’s actual results could differ materially from those set forth in the forward-looking statements.  Some factors that might cause such a difference include the following: the Company’s ability to complete the acquisition of the Hyatt Portfolio on the anticipated time schedule or at all, the Company’s ability to integrate the Hyatt Portfolio, the current global economic uncertainty, increased direct competition, changes in government regulations or accounting rules, changes in local, national and global real estate conditions, declines in the lodging industry, seasonality of the lodging industry, risks related to natural disasters, such as earthquakes and hurricanes, hostilities, including future terrorist attacks or fear of hostilities that affect travel, the Company’s ability to obtain lines of credit or permanent financing on satisfactory terms, changes in interest rates, access to capital through offerings of the Company’s common and preferred shares of beneficial interest, or debt, the Company’s ability to identify suitable acquisitions, the Company’s ability to close on identified acquisitions and integrate those businesses and inaccuracies of the Company’s accounting estimates.  Given these uncertainties, undue reliance should not be placed on such statements.  Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  The Company cautions investors not to place undue reliance on these forward-looking statements and urges investors to carefully review the disclosures the Company makes concerning risks and uncertainties in the sections entitled “Risk Factors,” “Forward-Looking Statements,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report, as well as risks, uncertainties and other factors discussed in other documents filed by the Company with the SEC.

Item 9.01.                Financial Statements and Exhibits

(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  The following exhibits are filed as part of this report:

Exhibit Number	Description
2.1	Real Estate Purchase and Sale Agreement, dated as of February 5, 2014, by and among the Sellers listed on Schedule I attached thereto and RLJ Lodging Acquisitions, LLC.*
99.1	Press release dated February 6, 2014, issued by RLJ Lodging Trust.

*              The Company will furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RLJ LODGING TRUST

Date: February 10, 2014	By:	/s/ Thomas J. Baltimore, Jr.
Thomas J. Baltimore, Jr.
President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description
2.1	Real Estate Purchase and Sale Agreement, dated as of February 5, 2014, by and among the Sellers listed on Schedule I attached thereto and RLJ Lodging Acquisitions, LLC.*
99.1	Press release dated February 6, 2014, issued by RLJ Lodging Trust.

*              The Company will furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule or exhibit so furnished.